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                                                                   Exhibit 23.3T


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report on the financial statements of Trudy Corporation as of March 31, 1999 and for the year then ended dated June 11, 1999, in Amendment No. 3 to the Registration Statement (Form S-4 No. 333-80131) and related Prospectus of Futech Interactive Products, Inc.




                                                  /s/ Ernst & Young LLP

Phoenix, Arizona

October 6, 1999